Exhibit 10.1

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement” or “Subscription Agreement”) dated as of November ___, 2013 between CHANTICLEER HOLDINGS, INC., a Delaware corporation having its principal offices at 11220 Elm Lane, Suite 203, Charlotte, NC 28277 (the “Company”) and _________________________ (“Subscriber”), whose names and addresses are set forth on the Signature Page to this Agreement.

WHEREAS, on the terms and subject to the conditions hereinafter set forth, the Company is offering (the “Offering”) with respect to an investment of seven hundred and fifty thousand dollars (USD$800,000), the sale of one hundred and sixty thousand (160,000) HOTR Units, with each Unit consisting of one (1) common stock and one (1) warrant to purchase common stock (the “Units”). The Units will be offered to a limited number of individuals or entities who qualify as “accredited investors” as defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (collectively, the “Investors”). Each Unit will include a Common share, priced at five dollars (USD$5.00) per share. Holders shall receive eighty thousand (80,000) five (5) year warrants with a strike price of five dollars and fifty cents (USD$5.50) per share and eighty thousand (80,000) five (5) year warrants with a strike price of seven dollars (USD$7.00) per share. The Units are sometimes hereinafter referred to as the “Securities.”

This Offering shall close on or before November 30, 2013. The Company may extend the Offering upon approval of its Board of Directors.

WHEREAS, Subscriber (who, together with all other subscribers to Units in the Offering, are collectively referred to as “Subscribers”) desires to acquire the aggregate number of Units set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

Section 1.                Subscription for Units. On the terms and subject to the conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, that number of Units as is set forth on the signature page hereof, for the purchase price indicated (the “Purchase Price”). The Purchase Price is payable by check made payable to “Chanticleer Holdings, Inc.” contemporaneously with the execution and delivery of this Subscription Agreement to the Company or by wire transfer to the following coordinates:

RBK: **********

ABA:**********

BNF: **********

A/C: **********

Attn: **********

Ref: ____________________

Promptly following a closing at which all or part of Subscriber’s subscription is accepted, Units will be delivered by the Company to Subscriber.

Section 2.                Representations, Warranties and Covenants of Subscriber. Subscriber hereby represents, warrants and covenants to the Company that:

2.1              Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Securities; (iii) an investor may not be able to readily liquidate its investment; (iv) transferability of the Securities is limited; and (v) Subscriber could sustain the loss of its entire investment.

2.2              Subscriber is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or a non US-Person as such term is defined in Rule 902 of Regulation S promulgated under the Securities Act, and Subscriber is able to bear the economic risk of an investment in the Securities. In addition, Subscriber has such knowledge and experience in business and financial matters, including prior investments in non-listed and non-registered securities, as is necessary in order to evaluate the merits and risks of its investment in the Units.

2.3              Subscriber has received and has carefully read and considered the Term Sheet dated October 30, 2013 and the Company’s filings with the Securities and Exchange Commission (“SEC”). In evaluating the suitability of an investment in the Company, Subscriber has not relied upon any representations or other information (whether oral or written) received from the Company, its officers, directors, agents, employees or representatives, except information set forth in this Agreement, the Term Sheet or information that is obtained from the Company in order to verify such information. Subscriber has been afforded the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the Offering and to obtain such additional information as Subscriber deemed necessary in order to evaluate its investment in the Units.

2.4              Subscriber understands that its purchase of the Securities may have tax consequences and that Subscriber must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities. Subscriber has independently evaluated the merits of its decision to purchase Units pursuant to the transaction documents, and Subscriber confirms that it has been afforded the opportunity to consult with its business, tax and/or legal counsel in making such decision and has availed itself of that opportunity to the extent deemed advisable by Subscriber.

2.5              Subscriber acknowledges that the Offering has not been reviewed, endorsed or approved by the United States SEC and that the Units are being offered without registration under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and without registration under any state securities laws. Subscriber understands that a legend may be affixed to each certificate evidencing any of the Securities to the effect that the Securities have not been registered under the Securities Act or any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof.

2.6              Subscriber is purchasing the Units for its own account for investment purposes only and not with a view to or for sale in connection with, or for purposes of, any “distribution” thereof within the meaning of Section 2(11) of the Securities Act.

2.7              Subscriber understands that the Company reserves the right to reject or limit any subscription in its sole discretion and, subject to any minimum offering requirements, to hold one or more closings of the Offering at any time. Subscriber further understands that the Company shall not have any obligation to sell any Units in any jurisdiction in which the sale of Units would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

2.8              Subscriber’s address set forth on the signature page hereto is its principal residence if Subscriber is an individual or its principal business address if Subscriber is a corporation or other entity.

2.9              Subscriber is not subscribing for the Units as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or general meeting.

2.10          Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations hereunder. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law. The funds provided for this investment are either separate property of Subscriber, community property over which Subscriber has the right of control or are otherwise funds as to which Subscriber has the sole right of management.

2.11          The execution, delivery and performance of this Subscription Agreement by Subscriber will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or on the Securities.

2.12          No consent from any other person is required in order for Subscriber to execute this Agreement and perform its obligations hereunder, or such consent has been obtained and a copy has been provided to the Company.

2.13          Subscriber understands that the Company intends to pay compensation in connection with the sale of the Units to the extent permitted by law.

2.14          Subscriber has kept confidential the existence of the Offering and the information contained therein or made available in connection with any further investigation of the Company.

2.15          Subscriber’s representations and warranties contained in this Subscription Agreement accompanying this Subscription Agreement do not contain any untrue statement of a material fact. Subscriber understands that the Company is relying upon the truth and accuracy of the representations, warranties and agreements of Subscriber set forth herein in making its determination that the Offering and sale of the Units is exempt from registration under the Securities Act and state securities laws.

Section 3.                Representations, Warranties and Covenants of Company. Company hereby represents, warrants and covenants to the Subscriber that:

3.1              Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in Attachment A. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.2               Organization and Qualification. The Company and each of the Subsidiaries are entities duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and the Subsidiaries are duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any document executed in accordance with this Subscription Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any document executed in accordance to this Subscription Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

3.3              Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and each of the other documents in association or accordance therefor and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other documents in accordance with this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with any required approvals. This Subscription Agreement and each other document executed in accordance with this Subscription Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the required approvals and except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.4              No Conflicts. The execution, delivery and performance by the Company of this Subscription Agreement and the other documents executed in accordance with this Subscription Agreement and the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the required approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

3.5              Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the review of The NASDAQ Stock Market for the issuance and sale of the Securities and the listing of the Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby; (ii) the filings required pursuant to the rules of the Securities and Exchange Commission; (iii)  notice to and the consent of the Company’s Board of Directors (collectively, the “Required Approvals”).

3.6              Issuance of the Securities. The Common Stock Shares and the Warrants are duly authorized and, when issued and paid for in accordance with the applicable documents executed in accordance with this Subscription Agreement, the Common Stock Shares and the Warrants will constitute legal, valid and binding obligations of the Company. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

3.7                                         SEC Reports; Financial Statements. The Company has filed annual and quarterly reports under the Exchange Act, and has publicly disclosed financial reports of the Company for fiscal year 2013 and all prior years required to be disclosed (the “SEC Reports”). All updated and/or restated SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when restated, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except as relates to the financial information and internal controls contained therein.

3.8                                         Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity compensation plans. The Company does not have pending before the Commission any request for confidential treatment of information.

3.9                                         Litigation. Except as disclosed in Attachment B, there are no actions, suits, inquiries, notices of violation, proceedings or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). Except as disclosed in Attachment B, neither the Company nor any Subsidiary, director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

3.10                                     Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.11                                     Compliance. Except as disclosed in Attachment B, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.12                                     Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.13                                     Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.14                                     Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.15                                     Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

3.16                                     Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date, except for requirements related to the Company’s financial information and internal controls. The Company and the Subsidiaries are required to maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.

3.17                                     Certain Fees. Except for a fee to Palladium Capital Advisors, LLC no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

3.18                                     Private Placement. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of The NASDAQ Stock Market.

3.19                                     Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

3.20                                     Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the documents executed in accordance with this Subscription Agreement, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

3.21                                     Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Subscription Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. The disclosures furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

3.22                                     Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

3.23                                     No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

3.24                                     Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for material unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any material unlawful payment to foreign or domestic government officials or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any political contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

3.25                                     Accountants. The Company’s accounting firm is Marcum, LLP. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal years ending December 31, 2012 and December 31, 2013.

3.26                                     No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

3.27                                     Acknowledgment Regarding Subscribers’ Purchase of Securities. The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to this Subscription Agreement and the transactions contemplated thereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Subscription Agreement and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Subscription Agreement and the transactions contemplated thereby is merely incidental to the Subscribers’ purchase of the Securities. The Company further represents to each Subscriber that the Company’s decision to enter into this Subscription Agreement and has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.28                                     Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to Palladium Capital Advisors, LLC in connection with the placement of the Securities.

3.29                                     Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

3.30                                     Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

Section 4.                Miscellaneous.

4.1              Any notice or other communication required, permitted or provided for hereunder (each, a “Notice”) shall be effective as between the parties only if given in writing and sent by (a) personal delivery, (b) registered or certified mail (return receipt requested); or (c) express delivery service, to the Company at 11220 Elm Lane, Suite 203, Charlotte, NC 28277, and to the Subscriber at his address indicated on the signature page of this Subscription Agreement. Notice shall be deemed to have been duly given and received (i) if personally delivered, on the date of such delivery, (ii) if mailed, on the date set forth on the return receipt, or (iii) if delivered by express delivery, on the date of such delivery (as evidenced by the receipt provided to the express delivery service). If Notice cannot be delivered because of a changed address of which no Notice was given, or the refusal to accept delivery, the Notice shall be deemed received on the date it is sent (as evidenced by the affidavit of the sender).

4.2              This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.3              Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the Company and Subscriber hereby: (a) agree that all questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, and (b) all legal proceedings concerning the interpretation, enforcement and defense of this Subscription Agreement shall be commenced in the Courts of the State of Delaware or the courts of the United States of America and appellate courts from any thereof (the “Courts”), (c) irrevocably submit to the exclusive jurisdiction of the Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Subscription Agreement); (d) irrevocably waive and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any of such Courts, or that such suit, action or proceeding is improper; (e) irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof (nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law); and (f) irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby.

4.4              This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

4.5              If any provision of this Subscription Agreement is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Subscription Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

4.6              No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby. It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.7              The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

4.8              The obligations of each Investor under any transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any transaction document. The decision of each Investor to purchase Shares pursuant to the transaction documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any transaction document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the transaction documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the transaction documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same transaction documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. If Subscriber is a corporation, limited liability company, partnership, trust or two or more individuals purchasing jointly, Subscriber shall follow the specific instructions for the Certificate of Corporate, Limited Liability Company, Partnership, Trust and Joint Purchases at Page 9 hereof.

4.9              Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it. The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion. If this subscription is rejected in whole, the Company shall return the Purchase Price to Subscriber, without interest, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby. In the event of a partial rejection of this subscription, a proportionate amount of the Purchase Price will be returned to Subscriber, without interest.

4.10          The Company stock is subject to a nineteen and nine tenths percent (19.9%) beneficial ownership limitation; any ownership by one individual investor of more than nineteen and nine tenths percent (19.9%) of the Company stock requires approval by the Company’s shareholders. Additionally, the Company is subject to a nineteen and nine tenths percent (19.9%) issuance limitation for the 150,000 warrant issuance and 150,000 share issuance both referred to herein. Any issuance of Company common stock from this particular transaction above nineteen and nine tenths percent (19.9%) of the total outstanding shares as of November 3, 2013 requires Shareholder approval. The Company intends to seek required Shareholder approval if necessary.

4.11          Final closing subject to review by The NASDAQ Stock Market.

[Remainder of Page Intentionally Blank, Signature Blank, Signature Page Follows]

SIGNATURE PAGE FOR INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature	Signature (If Units Purchased Jointly)

Name:	Name
Please Print

Address	Address

Telephone #	Telephone #

Fax #	Fax #

Email:	Email:

Social Security #	Social Security #

Date:	Date:

Number of Units Subscribed For: ______________________________________

Purchase Price: __________________________

Form of joint ownership of Units (if applicable): ☐ JTTEN ☐ JTWROS ☐ JTTIC

Exact Name in Which Securities are to be Registered: _________________________________

Subscription Accepted:

CHANTICLEER HOLDINGS, INC.

By: ___________________________

Name: _________________________

Title: __________________________

Date: _________________________

SIGNATURE PAGE FOR PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Name of partnership, corporation, limited liability
company or trust

By:	Federal Tax ID Number

Name:

Title:	State of Organization

Address:

Telephone:

Fax:

Email:

Date:

Number of Units Subscribed For:

Purchase Price: __________________________

Exact Name in Which Securities are to be Registered: _________________________________

Subscription Accepted:

CHANTICLEER HOLDINGS, INC.

By: ___________________________

Name: _________________________

Title: __________________________

Date: _________________________

SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST AND JOINT PURCHASERS

If Subscriber is a corporation, partnership, limited liability company, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

1.           Certificate. Subscriber must date and sign the Certificate below, and, if requested by the Company, Subscriber may also be required to provide a copy of (a) the corporation’s articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, (c) the limited liability company’s certificate of formation or articles of organization, as applicable, and limited liability company agreement, operating agreement or similar agreement governing the rights and obligations of the members of the limited liability company, or (d) the trust agreement, as applicable.

2.           Subscription Agreement.

(a) Corporations. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

(b) Partnerships. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words “general partner” below his signature.

(c) Limited Liability Companies. An authorized member or manager must date, sign, and complete the Subscription Agreement with information concerning the limited liability company. The member or manager should print the name of the limited liability company above his signature, and print his name and the word “member” or “manager” below his signature.

(d) Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word “trustee” below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

(e) Joint Ownership. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement signature page.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,

LIMITED LIABILITY COMPANY, TRUST, AND JOINT SUBSCRIBERS

If Subscriber is a corporation, partnership, limited liability company, trust, joint purchaser, or other entity, an authorized officer, partner, member, manager or trustee must complete, date and sign this Certificate.

CERTIFICATE

I hereby certify that:

1. Subscriber has been duly formed is validly and existing and has full power and authority to purchase the Units and make an investment in Chanticleer Holdings, Inc.

2. The Subscription Agreement has been duly and validly authorized, executed, and delivered by Subscriber and constitutes the valid, binding, and enforceable obligation of Subscriber.

Date:
Name of corporation, partnership, limited liability company, trust or joint purchases (please print)

Signature and title of authorized officer, partner, member, manager, trustee, or joint purchaser

ACCREDITED INVESTOR PROSPECTIVE PARTICIPANT QUESTIONNAIRE

_______________________

**ALL INFORMATION WILL BE HELD IN STRICTEST CONFIDENCE**

INSTRUCTIONS TO THE PROSPECTIVE INVESTOR: This Questionnaire is being sent to each prospective participant that has indicated an interest in purchasing Units of Chanticleer Holdings, Inc. (the “Company”). The purpose of this Questionnaire is to assure the Company that each prospective subscriber to its Units (“Subscriber”) will meet the standards imposed by Regulation D, promulgated under the Securities Act of 1933, as amended, the National Securities Markets Improvement Act of 1966, similar exemptions provided by the applicable state securities laws and regulations promulgated there under (the “Securities Laws”). Since the Units will not be registered, each subscriber must complete the following Questionnaire.

The information provided will be used to determine whether the prospective purchaser’s Subscription Agreement to purchase Units will be accepted by the Company in light of the requirements of Securities Laws. In subscribing for Units and furnishing the information requested in this Questionnaire, the Subscriber understands that the Company will rely on the information provided herein for purposes of such determinations. The Subscriber understands that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against the Subscriber for damages.

The information provided herein by Subscribers will be kept confidential. However, by signing this Questionnaire, the Subscriber agrees that the Company may present the completed document to such parties as it deems appropriate if called upon to establish the availability under any Securities Laws.

In accordance with the foregoing, the following representations are hereby made and the following information is furnished by the undersigned subscriber.

PART A. GENERAL INFORMATION

NAME(S) OF PROSPECTIVE SUBSCRIBER:

Social Security Number or Tax I.D. No.:

PART B. INVESTOR INFORMATION

  If the prospective Participant is an individual:

(a)	Do you have an individual net worth, or joint net worth with your spouse (including home, automobiles and furnishings) in excess of $1,000,000?

Yes _______ No _______

(b)	(i) Did you have individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 for each of those years?

Yes _______ No _______

(ii) Do you anticipate for this tax year having individual income in excess of $200,000, or joint income with your spouse in excess of $300,000?

Yes _______ No _______

  If the prospective Participant is a corporation, partnership, limited liability company, trust or other entity:

(a)	Is the entity an accredited investor within the meaning of Regulation D of the Securities Act?

Yes _______ No _______

(b)	Does the entity, by reason of its own, or of its management’s business or financial experience, have the capacity to protect its own interests in connection with an investment in the Units?

Yes _______ No _______

(c)	Does the entity have substantial experience in evaluating and investing in private placement transactions of securities in entities similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Units?

Yes _______ No _______

  Have you purchased the Units for investment purposes and not with a view toward resale or distribution, and will, prior to any sale or attempted sale of any of the Units, comply with all requirements of the state and federal securities acts?

Yes _______ No _______

  Do you understand that Units cannot be readily sold because there will be no public market for them, that the Units are not suitable for any investor unless he or she has available personal liquid assets to provide for financial contingencies and that a condition to any sale would be the registration of such interests or the availability of an exception to such registration requirements?

Yes _______ No _______

  Is your principal investment objective to secure an economic profit, determined without regard to any tax benefits which you may receive?

Yes _______ No _______

  Do you understand that the Units encompass substantial risks?

Yes _______ No _______

  Do you acknowledge that no independent due diligence has been undertaken except for that performed by yourself and your purchaser representative, if applicable?

Yes _______ No _______

  Do you understand that no attorney-client relationship has arisen in connection with this offering between any prospective Subscriber and counsel to the Company or between any prospective Subscriber and counsel to any other Investor?

Yes _______ No _______

9. (a) Do you plan to use a “Purchaser Representative” to assist you in analyzing this investment?

Yes _______ No _______

If “Yes”, please provide Purchaser Representative’s name and address:

    (b) If “No”, do you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of this investment?

Yes _______ No _______

I REPRESENT THAT THE ABOVE INFORMATION IS CORRECT. I HEREBY AUTHORIZE THE COMPANY TO VERIFY SUCH INFORMATION WITH MY ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

Date:
Subscriber’s Signature

Subscriber’s Signature

ATTACHMENT A

LIST OF SUBSIDIARIES OF CHANTICLEER HOLDINGS, INC.

Name	Jurisdiction of Incorporation

Chanticleer Advisors, LLC	Nevada, U.S.A.

Avenel Ventures, LLC	Nevada, U.S.A.

Avenel Financial Services, LLC	Nevada, USA

Chanticleer Investment Partners, LLC	North Carolina, USA

American Roadside Burgers, Inc	Delaware, USA

Crown Restaurants Kft.	Hungary

Chanticleer Holdings Limited	Jersey

DineOut SA Ltd.	England

Hooters UK (Nottingham) Ltd	England

Chanticleer Holdings Australia Pty, Ltd.	Australia

Dimaflo (Pty.) Ltd.	South Africa

Tundraspex (Pty.) Ltd.	South Africa

Civisign (Pty.) Ltd.	South Africa

Diamlogix (Pty.) Ltd.	South Africa

Chanticleer and Shaw Foods (Pty.) Ltd.	South Africa

Kiarabrite (Pty.) Ltd. Pulse Time Trade (Pty) Ltd t/a Hooters Pretoria	South Africa South Africa

ATTACHMENT B

On October 12, 2012, Francis Howard (“Howard”), individually and on behalf of all others similarly situated, filed a lawsuit against Chanticleer Holdings, Inc. (the “Company”), Michael D. Pruitt, Eric S. Lederer, Michael Carroll, Paul I. Moskowitz, Keith Johnson (The “Individual Defendants”), Merriman Capital, Inc., Dawson James Securities, Inc. (The “Underwriter Defendants”), and Creason & Associates P.L.L.C. (The “Auditor Defendant”), in the U.S. District Court for the Southern District of Florida.  The class action lawsuit alleges violations of Section 11 of the Securities Act against all Defendants, violations of Section 12(a)(2) of the Securities Act against only the Underwriter Defendants, and violations of Section 15 against the Individual Defendants.  Howard seeks unspecified damages, reasonable costs and expenses incurred in this action, and such other and further relief as the Court deems just and proper.  On October 31st, 2012, the Company and the Individual Defendants retained Stanley Wakshlag at Kenny Nachwalter, P.A. to represent them in this litigation. On December 12th, 2012, Howard filed a Motion to Appoint himself Lead Plaintiff and to Approve his selection of The Rosen Law Firm, P.A. as his Counsel.  An Order appointing Francis Howard and the Rosen Law Firm as lead Plaintiff and lead Plaintiff’s Counsel was entered on January 4, 2013.   On February 19, 2013, Plaintiff filed an Amended Complaint alleging similar claims to those previously asserted.  On May 20, 2013, the Plaintiff filed a Notice of Voluntary Dismissal without prejudice of Defendants Dawson James Securities, Inc. and Merriman Capital, Inc. On September 17, 2013, Judge Cohn denied the Defendants’ Motions to Dismiss and ordered that Defendants file Answers to Plaintiff’s Amended Class Action Complaint by October 8, 2013, and that the trial be set for the two-week period commencing May 12, 2014 at 9:00 a.m.  The Company and Individual Defendants filed an Answer to Plaintiff’s Amended Class Action Complaint on October 7, 2013.  A Scheduling Order was entered on October 8, 2013 after a Scheduling Conference was held, whereby a timeframe was set for Disclosures, Mediation, Joinder of Parties and Amendment of Pleadings, Discovery, and Pre-Trial Motions. The parties have made initial disclosures, and document requests and interrogatories have been served. The Company has and will continue to vigorously defend itself in this matter.

On March 26, 2013, our South African operations received Notice of Motion filed in the Kwazulu-Natal High Court, Durban, Republic of South Africa, filed against Rolalor (PTY) LTD (“Rolalor”) and Labyrinth Trading 18 (PTY) LTD (“Labyrinth”) by Jennifer Catherine Mary Shaw (“Shaw”). Rolalor and Labyrinth were the original entities formed to operate the Johannesburg and Durban locations, respectively. On September 9, 2011, the assets and the then-disclosed liabilities of these entities were transferred to Tundraspex (PTY) LTD (“Tundraspex”) and Dimaflo (PTY) LTD (“Dimaflo”), respectively. The current entities, Tundraspex and Dimaflo are not parties in the lawsuit. Shaw is requesting that the Respondents, Rolalor and Labyrinth, be wound up in satisfaction of an alleged debt owed in the total amount of R4,082,636.13 (approximately $442,189). The Company has and will continue to vigorously defend itself in this matter.

On April 1, 2013, the Company received a subpoena from the Securities and Exchange Commission seeking information regarding our South African entities’ previous accounting issues. The Company responded as required by the due date of April 30, 2013 and intends to otherwise comply as required.